SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 20, 1998

               Date of earliest event reported: February 20, 1998

                       TriNet Corporate Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                          I-11918                     94-3175659
(State or other jurisdiction      (Commission File         (I.R.S. Employer
of organization)                  Number)                 Identification No.)

Four Embarcadero Center                                             94111
Suite 3150                                                       (Zip Code)
San Francisco, CA
(Address of principal executive offices)

                                 (415) 391-4300

              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

       (c) Exhibits

Exhibit           Exhibit
Number

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, which is being filed pursuant to Regulation S-K, Item 601(b)(25), in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 333-42717, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is deemed to be set forth in such registration statement.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRINET CORPORATE REALTY TRUST, INC.


                                By: /s/ Geoffrey Dugan
                                    -----------------------------------------
                                    Name:   Geoffrey Dugan
                                    Title:  Vice President Administration and
                                                General Counsel
Date:    February 20, 1998

                                  Exhibit Index



Exhibit           Exhibit
Number

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, which is being filed pursuant to Regulation S-K, Item 601(b)(25), in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 333-42717, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is deemed to be set forth in such registration statement.